                                                                    EXHIBIT 99.2

                          FORM OF TRUST UNITS ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

       FOR HOLDERS OF SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,

                                       OF

                                EEX CORPORATION
 DESIRING TO MAKE AN ELECTION TO RECEIVE TRUST UNITS OF TREASURE ISLAND ROYALTY
                                     TRUST

       PURSUANT TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
                            DATED AS OF MAY 29, 2002

                                  BY AND AMONG

  NEWFIELD EXPLORATION COMPANY, NEWFIELD OPERATING COMPANY AND EEX CORPORATION

                              The Exchange Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

      By Mail or By Hand:                By Facsimile:               By Overnight Courier:
                                        (718) 234-5001                 6201 15th Avenue
        59 Maiden Lane                                             Brooklyn, New York 11219
   New York, New York 10038
                                   Confirm By Telephone To:
                                        (718) 921-8200
                                              or
                                        (800) 937-5449

     DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH FOR THE EXCHANGE AGENT ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. THIS DOCUMENT SHOULD BE DELIVERED WITH ANY OTHER DOCUMENTS REQUIRED PURSUANT TO THE TERMS HEREOF IN THE GREEN ENVELOPE DELIVERED HEREWITH.

                               Information Agent:

                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                  Shareholders call toll free: (888) 750-5835
                 Banks and brokers call collect: (212) 750-5833

     This Form of Election and Letter of Transmittal is to be completed by holders ("EEX Holders") of shares of common stock, par value $0.01 per share ("EEX Shares"), of EEX Corporation ("EEX") who elect to receive trust units ("Trust Units") of Treasure Island Royalty Trust, a newly formed royalty trust, in lieu of all or a portion of the shares of common stock, par value $0.01 per share ("Newfield Shares"), of Newfield Exploration Company ("Newfield") they would otherwise receive as consideration for their EEX Shares pursuant to the Amended and Restated Agreement and Plan of Merger by and among Newfield, Newfield Operating Company, a wholly owned subsidiary of Newfield ("Merger Sub"), and EEX dated as of May 29, 2002 (the "Merger Agreement").

     Under the terms of the Merger Agreement, EEX Holders will receive .05703 Newfield Shares in exchange for each of their EEX Shares in connection with the merger of EEX with and into Merger Sub (the "Merger"); provided, that each EEX Holder may elect to receive Trust Units in lieu of all or a portion of the Newfield Shares such EEX Holder would otherwise receive. Each EEX Holder may elect to receive a maximum number of trust units equal to 105.611 multiplied by the number of EEX Shares that such EEX Holder owns (rounded down to the nearest whole trust unit). If the EEX Holders, in the aggregate, elect to receive more than 42,574,298 Trust Units (which is the total number of Trust Units to be issued in the Merger), then each EEX Holder will be allocated Trust Units in the following manner:

     (1) First, each EEX Holder will be allocated Trust Units equal to the lesser of (i) the number of EEX Shares that such EEX Holder owns and
          (ii) the number of Trust Units they elected to receive.

     (2) Second, each EEX Holder who elected to receive a number of Trust Units greater than the number of EEX Shares that they own will be allocated a pro rata portion of the Trust Units remaining, if any, after the initial allocation.

For each trust unit that an EEX Holder receives, the number of Newfield Shares that they would otherwise receive pursuant to the Merger Agreement will be reduced by .00054 shares.


     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH SHARE CERTIFICATES AS SET FORTH IN INSTRUCTION 7 BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE NOVEMBER 12, 2002 THE ("ELECTION DEADLINE"). FOR AN ELECTION TO BE VALID, EEX HOLDERS MUST SUBMIT SHARE CERTIFICATES REPRESENTING THE EEX SHARES WITH RESPECT TO WHICH AN ELECTION IS MADE AND, THEREFORE, WILL BE REQUIRED TO HOLD SUCH EEX SHARES UNTIL THE EFFECTIVE TIME OF THE MERGER.



     EEX HOLDERS SHOULD ONLY SUBMIT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL IF THEY WISH TO RECEIVE TRUST UNITS IN LIEU OF A PORTION OF THE NEWFIELD SHARES THEY WOULD OTHERWISE RECEIVE PURSUANT TO THE MERGER AGREEMENT. EEX HOLDERS WHO DO NOT WISH TO RECEIVE TRUST UNITS SHOULD NOT SUBMIT THIS FORM. EEX HOLDERS WHO DO NOT MAKE AN ELECTION OR WHO SUBMIT AN IMPROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL WILL RECEIVE INSTRUCTIONS FOR EXCHANGING THEIR EEX SHARES AFTER CONSUMMATION OF THE MERGER.


     The Proxy Statement/Prospectus dated          , 2002 (the "Proxy
Statement/Prospectus") delivered herewith includes a description of the Merger Agreement and the terms of the Merger. EEX Holders should carefully read the Proxy Statement/Prospectus prior to the completing this Form of Election and Letter of Transmittal. In addition, the Instructions accompanying this Form of Election and Letter of Transmittal should be read carefully before this Form of Election and Letter of Transmittal is completed and submitted.

     EEX Holders that require assistance replacing share certificate(s) representing EEX Shares ("EEX Share Certificates") that have been lost, stolen or destroyed should refer to Instruction 11 below. Submission of this Form of Election and Letter of Transmittal will not be effective without enclosing the EEX Share Certificates to which it relates. EEX Holders who submit a Guarantee of Delivery as described in Instruction 7 below must deliver their EEX Share Certificates within three New York Stock Exchange ("NYSE") trading days thereafter. Therefore, it is critical that any EEX Holders who wish to receive Trust Units act immediately to obtain replacement share certificates.


     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE ANY EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT AT THE SPECIAL MEETING OF THE SHAREHOLDERS OF EEX TO APPROVE THE MERGER (THE "SPECIAL MEETING"). TO VOTE AT THE SPECIAL MEETING, EEX HOLDERS MUST COMPLETE, SIGN AND RETURN THE WHITE PROXY CARD DELIVERED HEREWITH AND RETURN IT IN THE WHITE ENVELOPE DELIVERED HEREWITH OR ATTEND THE SPECIAL MEETING IN PERSON AND VOTE THEIR EEX SHARES IN PERSON. ONLY EEX HOLDERS OF RECORD ON SEPTEMBER 17, 2002, THE RECORD DATE FOR THE SPECIAL MEETING, MAY VOTE AT THE SPECIAL MEETING. EEX HOLDERS WITH ANY QUESTIONS CONCERNING THE VOTING OF EEX SHARES AT THE SPECIAL MEETING SHOULD CONTACT THE INFORMATION AGENT TOLL-FREE AT (888) 750-5835.

Ladies and Gentlemen:

     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Proxy Statement/Prospectus, the undersigned hereby surrenders to American Stock Transfer & Trust Company, as Exchange Agent, the EEX Share Certificates listed in Box A titled "Description of Shares Submitted and Election" below and hereby elects to receive up to that number of Trust Units set forth in Box A below in lieu of all or a portion of the Newfield Shares that the undersigned would otherwise be entitled to receive pursuant to the Merger with respect to the EEX Shares represented by such EEX Share Certificate(s) or covered by a Guarantee of Delivery (the "Election"). The Trust Units, Newfield Shares and cash paid in lieu of fractional shares to be received by EEX Holders in connection with the Merger are collectively referred to as the "Merger Consideration."


     The undersigned understands that the Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that only 42,574,298 Trust Units will be issued in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED'S ELECTION WILL BE SUBJECT TO PRORATION PURSUANT TO THIS LIMITATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. THE UNDERSIGNED ACKNOWLEDGES THAT, AS A RESULT OF THE PRORATION PROCESS, THE UNDERSIGNED MAY NOT RECEIVE ALL OF THE TRUST UNITS THAT THE UNDERSIGNED ELECTS TO RECEIVE PURSUANT TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.


     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the EEX Shares owned by the undersigned in a representative or fiduciary capacity for such beneficial owner.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective time of the Merger, the registered holder of the EEX Shares represented by the EEX Share Certificate(s) surrendered herewith, with good title to such EEX Shares and full power and authority (1) to sell, assign and transfer such EEX Shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such EEX Shares. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange of the EEX Shares pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

     In order to receive Trust Units, this Form of Election and Letter of Transmittal must be (1) completed and signed in the space provided below and (2) mailed or delivered with the EEX Share Certificate(s) listed in Box A below (or a Guarantee of Delivery with respect thereto) to the Exchange Agent at either of the addresses set forth above. An Election will not be deemed to be properly made unless (1) EEX Share Certificate(s) representing all of the EEX Shares held by the undersigned and (2) the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.

     The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until four NYSE trading days after the Election Deadline. As a result, the determination of the Merger Consideration to which an EEX Holder is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days. The Merger Consideration is expected to be mailed promptly following such determination or, if later, promptly after the Merger is consummated. EEX intends to issue a press release announcing the results of the elections and proration, if any, promptly after the final determination thereof.

     Unless otherwise indicated in Box B titled "Special Issuance and Payment Instructions" below, the applicable Merger Consideration to be issued in exchange for the enclosed EEX Share Certificates will be issued in the name of the undersigned. Similarly, unless otherwise indicated in Box C titled "Special Delivery Instructions" below, the applicable Merger Consideration will be mailed to the undersigned at the address shown in Box A. In the event that Box B is completed, the applicable Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the applicable Merger Consideration. In addition, appropriate signature guarantees must be included pursuant to Instruction 6 with respect to EEX Shares for which Special Issuance and Payment Instructions are given.

     List below all of the EEX Shares to which this Form of Election and Letter of Transmittal relates, specifying (i) the share certificate number of the EEX Share Certificate(s) representing such EEX Shares, (ii) the total number of EEX Shares represented by each EEX Share Certificate or covered by a Guarantee of Delivery and (iii) the maximum number of Trust Units the undersigned elects to receive with respect to the EEX Shares represented by such EEX Share Certificate(s) or covered by a Guarantee of Delivery. Please also specify the Name(s) and Address(es) of the registered holder(s) of such EEX Share Certificate(s). If the space below is inadequate, the information requested should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
                                     BOX A: DESCRIPTION OF SHARES SUBMITTED AND ELECTION
                                                     (See Instruction 3)
------------------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES)
     OF REGISTERED HOLDER(S)                                NUMBER OF EEX SHARES                             MAXIMUM NUMBER
(PLEASE FILL IN EXACTLY AS NAME(S)      EEX SHARE       REPRESENTED BY EACH EEX SHARE    TOTAL NUMBER OF     OF TRUST UNITS
      APPEAR(S) ON EEX SHARE           CERTIFICATE      CERTIFICATE (OR COVERED BY A       EEX SHARES         ELECTED TO BE
        CERTIFICATE(S)(1))             NUMBER (2)          GUARANTEE OF DELIVERY)         SUBMITTED(3)         RECEIVED(4)
------------------------------------------------------------------------------------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

                                    ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

(1) In the case of a delivery using the Guarantee of Delivery procedures, please fill in exactly as the name(s) will appear on the EEX Share Certificate(s) when delivered.

(2) EEX Share Certificate numbers are not required if EEX Share Certificate(s) will be delivered using the Guarantee of Delivery procedures.

(3) The total number of EEX Shares submitted should equal the aggregate of all EEX Shares represented by each EEX Share Certificate or covered by a Guarantee of Delivery, as set forth above. Please note that for an election to be valid, EEX Share Certificates (or a Guarantee of Delivery in lieu thereof) representing all of the EEX Shares held must be submitted.


(4) The maximum number of Trust Units that can be received is 105.611 multiplied by the total number of EEX Shares submitted (rounded down to the nearest whole trust unit).

================================================================================

                          BOX B: SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS
                          (See Instructions 6 and 10)

     To be completed ONLY if the Merger Consideration (whether Trust Units, Newfield Shares or both) is to be issued in the name of, and mailed to, someone other than the undersigned.

Issue the Merger Consideration to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

     If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 6.

================================================================================


================================================================================

                            BOX C: SPECIAL DELIVERY
                                  INSTRUCTIONS
                              (See Instruction 10)

     To be completed ONLY if the Merger Consideration (whether Trust Units, Newfield Shares or both) is to be mailed to the undersigned at an address other than that shown in Box A above.

Mail the Merger Consideration to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

     Check this box if this is a permanent change of address: [ ]

================================================================================


================================================================================

                                PLEASE SIGN HERE

Signature:
           ---------------------------------------------------------------------

Signature:
           ---------------------------------------------------------------------

Dated:
       -------------------------------------------------------------------------

Name(s):
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
          ----------------------------------------------------------------------

Daytime Area Code and
Telephone Number:
                  --------------------------------------------------------------

     Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) above in Box A titled "Description of Shares Submitted and Election" above or on the assignment authorizing transfer.

     If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 8.)

================================================================================

================================================================================

                              SIGNATURE GUARANTEE
              (Required only in cases specified in Instruction 6)

     The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)

================================================================================


================================================================================

                             GUARANTEE OF DELIVERY
                 (TO BE USED IF EEX SHARE CERTIFICATES ARE NOT
                             SURRENDERED HEREWITH)
                              (See Instruction 7)

     THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES REPRESENTING THE EEX SHARES COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. (EASTERN TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

[ ] A member of a registered national
    securities exchange                         -----------------------------------------
                                                       FIRM (PLEASE PRINT OR TYPE)

[ ] A member of the National Association
    of Securities Dealers, Inc.                 -----------------------------------------
                                                          AUTHORIZED SIGNATURE


                                                -----------------------------------------

[ ] A commercial bank or trust company in
    the United States                           -----------------------------------------


                                                -----------------------------------------
                                                                 ADDRESS

   Dated:
         --------------------------------       -----------------------------------------
                                                     AREA CODE AND TELEPHONE NUMBER

                            FACSIMILE TRANSMISSION:
                        (for Eligible Institutions only)
                                 (718) 234-5001

                          FOR CONFIRMATION TELEPHONE:
                                 (718) 921-8200

================================================================================

                         INSTRUCTIONS FOR COMPLETION OF
                   FORM OF ELECTION AND LETTER OF TRANSMITTAL


     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline (as specified in Instruction 1 below) by those holders of EEX Shares desiring to make an Election. Until an EEX Holder's EEX Share Certificates are received by the Exchange Agent at one of the addresses set forth on the cover hereof, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing Newfield Shares or Trust Units or cash in lieu of fractional shares (if any) in exchange for their EEX Share Certificates. No interest will accrue on any cash in lieu of fractional shares. Holders of EEX Shares will be entitled to any dividends or other distributions paid on Newfield Shares or the Trust Units after the Effective Time. If your share certificate(s) are lost, stolen or destroyed, please refer to Instruction 11 below.


     Your Election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus delivered herewith. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Additional copies of the Proxy Statement/ Prospectus may be requested from the Information Agent at the addresses or toll-free numbers shown on the cover of this Form of Election and Letter of Transmittal. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is an acknowledgment of the receipt of the Proxy Statement/ Prospectus.


     THE GREEN RETURN ENVELOPE ADDRESSED TO THE EXCHANGE AGENT DELIVERED WITH THIS GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE USED TO RETURN THIS GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL. YOU SHOULD NOT USE THE WHITE ENVELOPE THAT HAS BEEN SENT IN CONNECTION WITH THE SOLICITATION OF WHITE PROXY CARDS FOR RETURN OF THE GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL. NEITHER NEWFIELD, EEX NOR THE EXCHANGE AGENT WILL BE RESPONSIBLE FOR ANY PROXY CARD OR FORM OF ELECTION AND LETTER OF TRANSMITTAL RETURNED IN THE WRONG ENVELOPE AND NOT RECEIVED PRIOR TO THE APPLICABLE DEADLINE.



     1.  Election Deadline.  THE ELECTION DEADLINE IS 5:00 P.M. (HOUSTON, TEXAS
TIME) ON NOVEMBER 12, 2002, THE SECOND BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF THE SHAREHOLDERS OF EEX CALLED TO APPROVE THE MERGER. For any Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related EEX Share Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown on the cover of this Form of Election and Letter of Transmittal at or prior to the Election Deadline. ANY EEX SHARE CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR NO ELECTION WILL BE DEEMED TO HAVE BEEN MADE WITH RESPECT TO THE EEX SHARES COVERED THEREBY. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any EEX Share Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.


     2. Revocation or Change of Form of Election and Letter of Transmittal. A Form of Election and Letter of Transmittal may be revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election who signed the related Form of Election and Letter of Transmittal. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the EEX Share Certificates submitted to the Exchange Agent and such EEX Share Certificates will be returned without charge to such person promptly after receipt of such request. A Form of Election and Letter of Transmittal may be changed if the record holder delivers written notice of such change and a new Form of Election and Letter of Transmittal and, if applicable, the related EEX Share Certificate(s) (or a Guarantee of Delivery) to the Exchange Agent at or prior to the Election Deadline.

     3. Election Procedures/Proration. To properly complete Box A, (1) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered

Holder(s)," (2) either (a) the share certificate number of each EEX Share Certificate surrendered herewith must be written in the column under the heading "EEX Share Certificate Number" and the number of EEX Shares represented by each such EEX Share certificate must be written in the corresponding row opposite such EEX Share Certificate number in the column under the heading "Number of EEX Shares represented by each EEX Share Certificate (or covered by a Guarantee of Delivery)" or (b) if the Guarantee of Delivery procedures are used, the number of shares represented by the EEX Share Certificate(s) to be delivered pursuant to such procedures must be written in the column under the heading "Number of EEX Shares represented by each EEX Share Certificate (or covered by a Guarantee of Delivery)," but no certificate number is required, (3) the total number of EEX Shares represented by such EEX Share Certificate(s) or covered by a Guarantee of Delivery must be written in the column under the heading "Total number of EEX Shares Submitted" and (4) the maximum number of Trust Units elected to be received with respect to the total number of EEX Shares submitted must be written in the column under the heading "Maximum number of Trust Units Elected to be received." As set forth in the Proxy Statement/Prospectus, only 42,574,298 Trust Units will be issued in connection with the Merger. If the EEX Holders, in the aggregate, elect to receive more than 42,574,298 Trust Units, the procedures for allocating the Trust Units set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, you may not receive the number of Trust Units you have requested in your Election. The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until four NYSE trading days after the Election Deadline. The Merger Consideration is expected to be mailed promptly after the determination of any proration in the Merger.

     4. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the shareholders of EEX and to the satisfaction of certain other conditions. No payments related to any surrender of EEX Share Certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all EEX Share Certificates previously received by it. In such event, EEX Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. EEX Share Certificates representing EEX Shares held of record directly by the beneficial owners of such EEX Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

     5. No Fractional Interests. No certificate representing a fraction of a Newfield Share will be issued in connection with the Merger. In lieu of any fractional interest, each holder of EEX Shares who would otherwise have been entitled to a fraction of a Newfield Share upon surrender of EEX Share Certificates shall be paid an amount in cash (without interest) as hereinafter provided. Newfield shall instruct the Exchange Agent to determine the number of whole and fractional Newfield Shares allocable to each holder of record of EEX Shares at the effective time of the Merger, to aggregate all such fractional shares into whole shares, to sell whole shares obtained thereby in the open market at then prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests and to distribute to each such holder such holder's ratable share of the total proceeds of such sale, after making appropriate deductions of the amount, if any, required for federal income tax withholding purposes and after deducting any applicable transfer taxes. All brokers' fees and commissions incurred in connection with such sales shall be paid by Newfield.

     6. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered EEX Share Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If Box B titled "Special Issuance and Payment Instructions" has been completed so that payment is to be made to someone other than the registered holder(s) of EEX Shares with respect to the surrendered EEX Share Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the

Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

     7. Delivery of Form of Election and Letter of Transmittal and EEX Share Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your EEX Share Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at one of the addresses set forth on the cover hereof. All EEX Share Certificates held by a single shareholder and not by a nominee, trustee or other representative (as set forth in Instruction 8) must be included on a single Letter of Transmittal and only one Election may be made with respect to such EEX Share Certificates. A Guarantee of Delivery of such EEX Share Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, and ANY EEX SHARE CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such EEX Share Certificates shall invalidate any Election, and no Election shall be deemed to have been made with respect to the EEX Shares covered thereby. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE EEX SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF THE EEX SHARES. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

     8. Shares Held by Nominees, Trustees or other Representatives; Multiple Elections; Non-Elections. Holders of record of EEX Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of EEX Shares held by such Representative for the beneficial owners for whom the Representative is making an Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the EEX Shares held by such Representative for any single beneficial owner. Any Representative that makes an Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such EEX Shares for a particular beneficial owner.

     9. Signatures on Form of Election and Letter of Transmittal, Share Powers and Endorsements.

          (a) All signatures must correspond exactly with the name written on the face of the EEX Share Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the EEX Share Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

          (c) If any surrendered EEX Shares are registered in different names on several EEX Share Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of EEX Share Certificates.

          (d) If this Form of Election and Letter of Transmittal is signed by any person(s) other than the record holder(s) of the EEX Share Certificate(s) listed in Box A (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

          (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying EEX Share Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

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

     10. Special Issuance and Delivery Instructions. In Box B titled "Special Issuance and Payment Instructions," indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If Box B is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

     In Box C titled "Special Delivery Instructions," indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

     11. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your EEX Share Certificates with this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the EEX Share Certificates. If your EEX Share Certificate(s) have been lost, stolen or destroyed, you are urged to call Computershare Investor Services LLC, EEX's transfer agent (the "Transfer Agent"), at (800) 287-8309. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement share certificate. You may be required to post an indemnity bond if so required by EEX or Newfield.

     12. Miscellaneous. The Exchange Agent has the sole and absolute discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted, revoked or changed and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The decision of the Exchange Agent in such matters shall be conclusive and binding. Newfield and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

     13. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free at (888) 750-5835 or from the Exchange Agent by telephoning toll-free at (800) 937-5449.

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